Exhibit 99.1

Essent Group Ltd. Announces Third Quarter 2026 Results and Declares Quarterly Dividend
HAMILTON, Bermuda, November 6, 2026--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended September 30, 2026 of $163.4 million or $1.82 per diluted share, compared to $164.2 million or $1.67 per diluted share for the quarter ended September 30, 2025.
Essent also announced today that its Board of Directors has declared a quarterly cash dividend of $0.35 per common share. The dividend is payable on December 10, 2026 to shareholders of record on December 1, 2026.
“Our third quarter results reflect the earnings power of our mortgage insurance and reinsurance franchise,” said Mark A. Casale, Chairman and Chief Executive Officer. “With the solid credit quality of our insurance in force and our strong capital position, we are well positioned to deliver high-quality earnings with continued flexibility to invest in the business and return capital to shareholders.”
Financial Highlights:
•Mortgage new insurance written for the third quarter of 2026 was $12.1 billion, compared to $14.1 billion in the second quarter of 2026 and $12.2 billion in the third quarter of 2025.

•Mortgage insurance in force as of September 30, 2026 was $250.1 billion, compared to $249.7 billion as of June 30, 2026 and $248.8 billion as of September 30, 2025.

•Reinsurance net premiums written for the nine months ended September 30, 2026 were $330.3 million, compared to $49.3 million in the same period of 2025.

•Net investment income for the nine months ended September 30, 2026 was $183.8 million, up 4% from the comparable period in 2025.

•Year-to-date through October 31, 2026, Essent repurchased 7.7 million common shares for $474 million.

•In November 2026, our Board approved a $500 million share repurchase authorization that runs through year-end 2028.

Conference Call:
Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/events-and-presentations/events/default.aspx.

Participants interested in joining the call’s live question and answer session are required to pre-register by clicking here to obtain a dial-in number and unique PIN. It is recommended that participants join 15 minutes prior to the event start, although they may register ahead of the call and dial in at any time during the call.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year.
In addition to the information provided in the Company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/financials/quarterly-results/default.aspx.
Forward-Looking Statements:
This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," “should,” “expect,” "plan," "anticipate," "believe," “estimate,” “predict,” or "potential" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers or the loss of a significant customer; lenders or investors seeking alternatives to private mortgage insurance; an increase in the number of loans insured through Federal government mortgage insurance programs; decline in the volume of low down payment mortgage originations; uncertainty of loss reserve estimates; decrease in the length of time our insurance policies are in force; deteriorating economic conditions; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission on February 18, 2026, as subsequently updated through other reports we file with the Securities and Exchange Commission. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

About the Company:
Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) offering private mortgage insurance, reinsurance, and title insurance and settlement services to serve the housing finance industry. Additional information regarding Essent may be found at www.essentgroup.com.

Source: Essent Group Ltd.
Media Contact
610.230.0556
media@essentgroup.com

Investor Relations Contact
Frank Fanto
Head of Investor Relations
855-809-ESNT
ir@essentgroup.com

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter Ended September 30, 2026

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Consolidated Historical Quarterly Data (Unaudited)
Exhibit D	Year-to-Date Segment Results (Unaudited)
Exhibit E	Historical Quarterly Segment Information (Unaudited)
Exhibit F	Mortgage Insurance - Historical Quarterly Data
Exhibit G	Mortgage Insurance - New Insurance Written
Exhibit H	Mortgage Insurance - Insurance in Force and Risk in Force
Exhibit I	Mortgage Insurance - Vintage Data
Exhibit J	Mortgage Insurance - Outward Reinsurance Vintage Data
Exhibit K	Mortgage Insurance - Geographic Data
Exhibit L	Mortgage Insurance - Rollforward of Defaults and Reserve for Losses and LAE
Exhibit M	Mortgage Insurance - Detail of Reserves by Default Delinquency
Exhibit N	U.S. Mortgage Insurance Company Capital
Exhibit O	Reinsurance
Exhibit P	Cash & Investments
Exhibit Q	Book Value Per Share Inclusive of Common Dividends & Reconciliation of Non-GAAP Financial Measures

				Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share amounts)	2026	2025	2026	2025
Revenues:
Gross premiums written	$342,429	$280,796	$1,116,059	$828,062
Ceded premiums	(39,555)	(38,968)	(111,231)	(106,475)
Net premiums written	302,874	241,828	1,004,828	721,587
(Increase) decrease in unearned premiums	(12,202)	4,504	(177,299)	19,402
Net premiums earned	290,672	246,332	827,529	740,989
Net investment income	62,952	59,795	183,819	177,294
Realized investment gains (losses), net	(1,626)	(425)	(1,884)	(735)
Income from other invested assets	10,724	1,770	40,288	13,644
Other income	11,461	4,358	23,189	17,339
Total revenues	374,183	311,830	1,072,941	948,531

Losses and expenses:
Provision for losses and LAE	83,489	44,922	180,666	93,264
Other underwriting and operating expenses	83,490	59,498	231,731	193,387
Interest expense	8,162	8,251	24,458	24,547
Total losses and expenses	175,141	112,671	436,855	311,198

Income before income taxes	199,042	199,159	636,086	637,333
Income tax expense	35,666	34,944	111,197	102,346
Net income	$163,376	$164,215	$524,889	$534,987

Earnings per share:
Basic	$1.84	$1.69	$5.76	$5.35
Diluted	1.82	1.67	5.71	5.29

Weighted average shares outstanding:
Basic	88,964	97,400	91,156	100,086
Diluted	89,774	98,519	91,894	101,155

Net income	$163,376	$164,215	$524,889	$534,987

Other comprehensive income (loss):
Unrealized appreciation (depreciation) of investments	(168,983)	50,241	(207,660)	138,559
Comprehensive income (loss)	$(5,607)	$214,456	$317,229	$673,546

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	September 30,	December 31,
(In thousands, except per share amounts)	2026	2025
Assets
Investments
Fixed maturities available for sale, at fair value	$5,367,841	$5,455,593
Short-term investments available for sale, at fair value	504,142	648,492
Total investments available for sale	5,871,983	6,104,085
Other invested assets	451,948	382,513
Total investments	6,323,931	6,486,598
Cash	160,670	123,049
Accrued investment income	46,662	47,371
Accounts receivable	186,991	51,267
Deferred policy acquisition costs	74,010	9,547
Property, equipment and software, net	46,556	49,189
Prepaid federal income tax	488,825	513,425
Goodwill and acquired intangible assets, net	77,101	78,153
Other assets	153,463	82,404
Total assets	$7,558,209	$7,441,003

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$585,478	$446,822
Unearned premium reserve	269,029	91,730
Net deferred tax liability	422,475	465,351
Senior notes due 2029, net	496,308	495,301
Other accrued liabilities	229,854	185,072
Total liabilities	2,003,144	1,684,276

Commitments and contingencies

Stockholders' Equity
Common shares, $0.015 par value:
Authorized - 233,333; issued and outstanding - 88,769 shares in 2026 and 95,456 shares in 2025	1,332	1,432
Additional paid-in capital	227,604	649,895
Accumulated other comprehensive loss	(359,645)	(151,985)
Retained earnings	5,685,774	5,257,385
Total stockholders' equity	5,555,065	5,756,727

Total liabilities and stockholders' equity	$7,558,209	$7,441,003

Return on average equity (1)	12.4%	12.1%

(1) The 2026 return on average equity is calculated by dividing annualized year-to-date 2026 net income by average equity. The 2025 return on average equity is calculated by dividing full year 2025 net income by average equity.

					Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Consolidated Historical Quarterly Data (Unaudited)

	2026			2025
	September 30	June 30	March 31	December 31	September 30
(In thousands, except per share amounts)
Revenues:
Net premiums earned	$290,672	$276,764	$260,093	$242,729	$246,332
Net investment income	62,952	61,612	59,255	59,223	59,795
Realized investment gains (losses), net	(1,626)	(111)	(147)	(188)	(425)
Income from other invested assets	10,724	19,385	10,179	3,942	1,770
Other income (1)	11,461	5,036	6,692	6,698	4,358
Total revenues	374,183	362,686	336,072	312,404	311,830

Losses and expenses:
Provision for losses and LAE	83,489	48,961	48,216	56,073	44,922
Other underwriting and operating expenses	83,490	75,258	72,983	63,653	59,498
Interest expense	8,162	8,148	8,148	8,149	8,251
Total losses and expenses	175,141	132,367	129,347	127,875	112,671

Income before income taxes	199,042	230,319	206,725	184,529	199,159
Income tax expense (2)	35,666	40,605	34,926	29,547	34,944
Net income	$163,376	$189,714	$171,799	$154,982	$164,215

Earnings per share:
Basic	$1.84	$2.09	$1.83	$1.62	$1.69
Diluted	1.82	2.08	1.82	1.60	1.67

Weighted average shares outstanding:
Basic	88,964	90,740	93,818	95,772	97,400
Diluted	89,774	91,389	94,572	96,664	98,519

Book value per share	$62.58	$63.01	$61.20	$60.31	$58.86
Return on average equity (annualized)	11.7%	13.4%	12.0%	10.8%	11.5%

Senior debt & credit facility:
Borrowings outstanding	$500,000	$500,000	$500,000	$500,000	$500,000
Undrawn committed capacity	$500,000	$500,000	$500,000	$500,000	$500,000
Weighted average interest rate (end of period)	6.25%	6.25%	6.25%	6.25%	6.25%
Debt-to-capital	8.26%	8.11%	8.07%	7.99%	8.01%

Cash and investments available for sale at the holding companies	$959,062	$1,108,667	$1,144,112	$1,268,579	$1,038,747

(1) Other income includes net favorable (unfavorable) changes in the fair value of embedded derivatives associated with certain of our third-party reinsurance agreements, which for the quarters ended September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025, and September 30, 2025, were $5,693, ($323), $37, ($526), and ($858), respectively.

(2) Income tax expense for the quarters ended September 30, 2026, June 30, 2026, March 31, 2026, December 31, 2025, and September 30, 2025 includes $3,440, $3,954, $2,407, $366, and $493, respectively, of discrete tax expense associated with realized and unrealized gains. Income tax expense for the quarters ended December 31, 2025 and September 30, 2025 also includes ($396) and ($828), respectively, of discrete tax benefits associated with prior year tax returns. Income tax expense for the quarter ended March 31, 2026 also includes ($1,067) of excess tax benefits associated with the vesting of common shares and common share units.

								Exhibit D
Essent Group Ltd. and Subsidiaries
Supplemental Information
Year-to-Date Segment Results (Unaudited)

The following tables set forth comparative financial information for our two reportable business segments, Mortgage Insurance and Reinsurance, our Corporate & Other category and our consolidated results for the nine months ended September 30, 2026 and 2025 (unaudited). Our Corporate & Other category is used to reconcile our reportable business segments to consolidated results and includes business activities associated with our title insurance operations, income and losses from holding company treasury operations, and general corporate operating expenses not attributable to our operating segments.

	Nine Months Ended September 30, 2026				Nine Months Ended September 30, 2025
($ in thousands)	Mortgage Insurance	Reinsurance	Corporate & Other	Consolidated	Mortgage Insurance	Reinsurance	Corporate & Other	Consolidated
Revenues:
Net premiums earned	$642,283	$136,993	$48,253	$827,529	$654,069	$45,913	$41,007	$740,989
Net investment income	132,540	16,299	34,980	183,819	130,731	15,358	31,205	177,294
Realized investment gains (losses), net	(1,893)	—	9	(1,884)	(652)	—	(83)	(735)
Income from other invested assets	24,690	—	15,598	40,288	6,223	—	7,421	13,644
Other income	10,551	5,487	7,151	23,189	3,962	6,453	6,924	17,339
Total revenues	808,171	158,779	105,991	1,072,941	794,333	67,724	86,474	948,531

Losses and expenses:
Provision for losses and LAE	118,720	59,684	2,262	180,666	90,213	105	2,946	93,264

Compensation and benefits	46,651	5,668	46,035	98,354	49,665	3,586	46,336	99,587
Premium and other taxes	17,981	44	1,442	19,467	17,558	35	1,735	19,328
Acquisition costs, net (3)	(23,142)	38,382	—	15,240	(20,257)	1,129	—	(19,128)
Other underwriting and operating expenses	32,272	2,916	63,482	98,670	29,868	2,658	61,074	93,600
Net operating expenses before allocations	73,762	47,010	110,959	231,731	76,834	7,408	109,145	193,387
Corporate expense allocations	27,645	1,962	(29,607)	—	28,864	975	(29,839)	—
Operating expenses after allocations	101,407	48,972	81,352	231,731	105,698	8,383	79,306	193,387
Interest expense	—	—	24,458	24,458	—	—	24,547	24,547
Income (loss) before income taxes	$588,044	$50,123	$(2,081)	$636,086	$598,422	$59,236	$(20,325)	$637,333

Loss ratio (1)	18.5%	43.6%			13.8%	0.2%
Expense ratio (2)	15.8%	35.7%			16.2%	18.3%
Combined ratio	34.3%	79.3%			30.0%	18.5%

(1) Loss ratio is calculated by dividing the provision for losses and LAE by net premiums earned.
(2) Expense ratio is calculated by dividing operating expenses after allocations by net premiums earned.
(3) Acquisition costs are net of ceding commissions earned on outward reinsurance and include ceding commissions incurred on reinsurance assumed.

					Exhibit E
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Segment Information
(Unaudited)

	Mortgage Insurance
	2026			2025
	September 30	June 30	March 31	December 31	September 30
($ in thousands)
Revenues:
Net premiums earned	$210,958	$215,662	$215,663	$212,674	$215,683
Net investment income	46,218	43,965	42,357	43,627	44,265
Realized investment gains (losses), net	(1,611)	(94)	(188)	(218)	(427)
Income (loss) from other invested assets	5,953	12,975	5,762	2,044	(605)
Other income	7,412	1,396	1,743	1,149	800
Total revenues	268,930	273,904	265,337	259,276	259,716

Losses and expenses:
Provision for losses and LAE	51,709	29,391	37,620	55,160	44,170

Compensation and benefits	15,136	14,898	16,617	14,727	15,388
Premium and other taxes	5,993	5,996	5,992	6,038	6,010
Acquisition costs, net (3)	(7,994)	(7,770)	(7,378)	(7,234)	(7,057)
Other underwriting and operating expenses	10,743	10,695	10,834	11,523	9,735
Net operating expenses before allocations	23,878	23,819	26,065	25,054	24,076
Corporate expense allocations	8,017	8,086	11,542	9,213	7,081
Operating expenses after allocations	31,895	31,905	37,607	34,267	31,157
Income before income taxes	$185,326	$212,608	$190,110	$169,849	$184,389

Loss ratio (1)	24.5%	13.6%	17.4%	25.9%	20.5%
Expense ratio (2)	15.1%	14.8%	17.4%	16.1%	14.4%
Combined ratio	39.6%	28.4%	34.8%	42.0%	34.9%

(1) Loss ratio is calculated by dividing the provision for losses and LAE by net premiums earned.
(2) Expense ratio is calculated by dividing operating expenses after allocations by net premiums earned.
(3) Acquisition costs are net of ceding commissions earned on outward reinsurance and include ceding commissions incurred on reinsurance assumed.

				Exhibit E, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Segment Information (Unaudited)

	Reinsurance
	2026			2025
	September 30	June 30	March 31	December 31	September 30
($ in thousands)
Revenues:
Net premiums earned	$64,044	$43,639	$29,310	$14,696	$16,304
Net investment income	5,541	6,088	4,670	4,913	5,302
Realized investment gains, net	—	—	—	6	—
Other income	2,171	1,345	1,971	2,255	1,591
Total revenues	71,756	51,072	35,951	21,870	23,197

Losses and expenses:
Provision for losses and LAE	31,032	18,723	9,929	206	65

Compensation and benefits	1,702	1,781	2,185	961	1,180
Premium and other taxes	12	14	18	17	8
Acquisition costs, net (3)	19,791	11,849	6,742	763	487
Other underwriting and operating expenses	949	987	980	996	890
Net operating expenses before allocations	22,454	14,631	9,925	2,737	2,565
Corporate expense allocations	758	653	551	516	502
Operating expenses after allocations	23,212	15,284	10,476	3,253	3,067
Income before income taxes	$17,512	$17,065	$15,546	$18,411	$20,065

Loss ratio (1)	48.5%	42.9%	33.9%	1.4%	0.4%
Expense ratio (2)	36.2%	35.0%	35.7%	22.1%	18.8%
Combined ratio	84.7%	77.9%	69.6%	23.5%	19.2%

(1) Loss ratio is calculated by dividing the provision for losses and LAE by net premiums earned.
(2) Expense ratio is calculated by dividing operating expenses after allocations by net premiums earned.
(3) Acquisition costs are net of ceding commissions earned on outward reinsurance and include ceding commissions incurred on reinsurance assumed.

				Exhibit E, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Segment Information
(Unaudited)

	Corporate & Other
	2026			2025
	September 30	June 30	March 31	December 31	September 30
($ in thousands)
Revenues:
Net premiums earned	$15,670	$17,463	$15,120	$15,359	$14,345
Net investment income	11,193	11,559	12,228	10,683	10,228
Realized investment gains (losses), net	(15)	(17)	41	24	2
Income from other invested assets	4,771	6,410	4,417	1,898	2,375
Other income	1,878	2,295	2,978	3,294	1,967
Total revenues	33,497	37,710	34,784	31,258	28,917

Losses and expenses:
Provision for losses and LAE	748	847	667	707	687

Compensation and benefits	14,357	13,825	17,853	14,675	12,608
Premium and other taxes	461	545	436	446	(88)
Other underwriting and operating expenses	22,340	22,438	18,704	20,741	20,337
Net operating expenses before allocations	37,158	36,808	36,993	35,862	32,857
Corporate expense allocations	(8,775)	(8,739)	(12,093)	(9,729)	(7,583)
Operating expenses after allocations	28,383	28,069	24,900	26,133	25,274
Interest expense	8,162	8,148	8,148	8,149	8,251
Income (loss) before income taxes	$(3,796)	$646	$1,069	$(3,731)	$(5,295)

	Consolidated
	2026			2025
	September 30	June 30	March 31	December 31	September 30
($ in thousands)
Revenues:
Net premiums earned	$290,672	$276,764	$260,093	$242,729	$246,332
Net investment income	62,952	61,612	59,255	59,223	59,795
Realized investment gains (losses), net	(1,626)	(111)	(147)	(188)	(425)
Income from other invested assets	10,724	19,385	10,179	3,942	1,770
Other income	11,461	5,036	6,692	6,698	4,358
Total revenues	374,183	362,686	336,072	312,404	311,830

Losses and expenses:
Provision for losses and LAE	83,489	48,961	48,216	56,073	44,922

Compensation and benefits	31,195	30,504	36,655	30,363	29,176
Premium and other taxes	6,466	6,555	6,446	6,501	5,930
Acquisition costs, net (1)	11,797	4,079	(636)	(6,471)	(6,570)
Other underwriting and operating expenses	34,032	34,120	30,518	33,260	30,962
Total other underwriting and operating expenses	83,490	75,258	72,983	63,653	59,498
Interest expense	8,162	8,148	8,148	8,149	8,251
Income before income taxes	$199,042	$230,319	$206,725	$184,529	$199,159

(1) Acquisition costs are net of ceding commissions earned on outward reinsurance and include ceding commissions incurred on reinsurance assumed.

				Exhibit F
Essent Group Ltd. and Subsidiaries
Supplemental Information
Mortgage Insurance - Historical Quarterly Data

	2026			2025
	September 30	June 30	March 31	December 31	September 30
($ in thousands)
New insurance written	$12,129,030	$14,144,104	$11,076,190	$11,840,227	$12,233,252
New risk written	$3,325,569	$3,822,560	$2,893,697	$3,030,169	$3,239,497

Average insurance in force	$249,915,876	$248,468,781	$247,838,392	$248,695,560	$247,821,046
Insurance in force (end of period)	$250,062,714	$249,720,234	$247,909,417	$248,356,397	$248,808,341
Gross risk in force (end of period) (1)	$68,680,150	$68,465,872	$67,916,263	$68,053,447	$68,262,577
Risk in force (end of period)	$56,307,106	$56,435,078	$56,271,605	$56,519,839	$56,940,929
Policies in force	795,678	801,140	801,394	807,230	812,856
Weighted average coverage (2)	27.5%	27.4%	27.4%	27.4%	27.4%
Annual persistency	83.3%	84.0%	84.7%	85.7%	86.0%

Loans in default (count)	21,919	20,278	20,332	20,210	18,583
Percentage of loans in default	2.75%	2.53%	2.54%	2.50%	2.29%

Base average premium rate (3)	0.40%	0.40%	0.41%	0.41%	0.41%
Single premium cancellation (4)	—%	—%	—%	—%	—%
Gross average premium rate	0.40%	0.40%	0.41%	0.41%	0.41%
Ceded premiums	(0.06%)	(0.05%)	(0.06%)	(0.07%)	(0.06%)
Net average premium rate	0.34%	0.35%	0.35%	0.34%	0.35%

(1) Gross risk in force includes risk ceded under third-party outward reinsurance.
(2) Weighted average coverage is calculated by dividing end of period gross risk in force by end of period insurance in force.
(3) Base average premium rate is calculated by dividing annualized base premiums earned by average insurance in force for the period.
(4) Single premium cancellation is calculated by dividing annualized premiums on the cancellation of non-refundable single premium policies by average insurance in force for the period.

							Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Mortgage Insurance - New Insurance Written

NIW by Credit Score (1)
	Three Months Ended				Nine Months Ended
	September 30, 2026		September 30, 2025		September 30, 2026		September 30, 2025
($ in thousands)
>=760	$5,799,145	47.8%	$6,356,576	52.0%	$18,935,483	50.7%	$17,372,805	50.0%
740-759	1,685,866	13.9	1,889,181	15.4	5,363,112	14.4	5,623,462	16.2
720-739	1,608,936	13.3	1,485,477	12.2	4,618,620	12.4	4,384,395	12.6
700-719	1,525,854	12.6	1,257,054	10.3	4,269,770	11.4	3,742,854	10.8
680-699	850,205	7.0	691,114	5.6	2,335,128	6.2	1,997,765	5.8
<=679	659,024	5.4	553,850	4.5	1,827,211	4.9	1,602,038	4.6
Total	$12,129,030	100.0%	$12,233,252	100.0%	$37,349,324	100.0%	$34,723,319	100.0%

Weighted average credit score	750		754		752		753

NIW by LTV
	Three Months Ended				Nine Months Ended
	September 30, 2026		September 30, 2025		September 30, 2026		September 30, 2025
($ in thousands)
85.00% and below	$819,368	6.8%	$1,129,090	9.2%	$3,206,238	8.6%	$2,992,346	8.6%
85.01% to 90.00%	2,977,826	24.6	3,099,275	25.3	9,617,572	25.7	8,335,451	24.0
90.01% to 95.00%	6,355,555	52.3	6,200,624	50.8	18,706,492	50.1	17,870,142	51.5
95.01% and above	1,976,281	16.3	1,804,263	14.7	5,819,022	15.6	5,525,380	15.9
Total	$12,129,030	100.0%	$12,233,252	100.0%	$37,349,324	100.0%	$34,723,319	100.0%

Weighted average LTV	93%		93%		93%		93%

NIW by Product
	Three Months Ended				Nine Months Ended
	September 30, 2026		September 30, 2025		September 30, 2026		September 30, 2025
Single premium policies		1.1%		1.3%		1.4%		1.3%
Monthly premium policies		98.9		98.7		98.6		98.7
		100.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Nine Months Ended
	September 30, 2026		September 30, 2025		September 30, 2026		September 30, 2025
Purchase		94.3%		90.5%		85.2%		92.4%
Refinance		5.7		9.5		14.8		7.6
		100.0%		100.0%		100.0%		100.0%

(1) Beginning in the second quarter of 2026, a de minimis amount of NIW was submitted with a VantageScore credit score rather than a FICO credit score.

						Exhibit H
Essent Group Ltd. and Subsidiaries
Supplemental Information
Mortgage Insurance - Insurance in Force and Risk in Force

Portfolio by Credit Score (1)
Insurance in Force	September 30, 2026		June 30, 2026		September 30, 2025
($ in thousands)
>=760	$106,260,390	42.5%	$105,982,606	42.4%	$103,261,791	41.5%
740-759	42,594,167	17.0	42,848,263	17.2	43,372,715	17.4
720-739	37,316,885	14.9	37,328,645	14.9	38,113,923	15.3
700-719	32,675,313	13.1	32,515,464	13.1	32,834,985	13.2
680-699	19,306,409	7.7	19,282,243	7.7	19,625,586	7.9
<=679	11,909,550	4.8	11,763,013	4.7	11,599,341	4.7
Total	$250,062,714	100.0%	$249,720,234	100.0%	$248,808,341	100.0%

Weighted average credit score	747		747		746

Risk in Force	September 30, 2026		June 30, 2026		September 30, 2025
($ in thousands)
>=760	$28,898,331	42.1%	$28,763,509	42.1%	$28,056,444	41.0%
740-759	11,849,960	17.3	11,895,196	17.4	12,054,702	17.7
720-739	10,389,729	15.1	10,371,860	15.1	10,587,116	15.5
700-719	9,125,308	13.3	9,068,601	13.2	9,155,794	13.4
680-699	5,363,366	7.8	5,347,877	7.8	5,429,039	8.0
<=679	3,053,456	4.4	3,018,829	4.4	2,979,482	4.4
Total	$68,680,150	100.0%	$68,465,872	100.0%	$68,262,577	100.0%

Portfolio by LTV
Insurance in Force	September 30, 2026		June 30, 2026		September 30, 2025
($ in thousands)
85.00% and below	$15,375,886	6.1%	$15,285,556	6.1%	$14,398,904	5.8%
85.01% to 90.00%	54,278,721	21.7	56,279,141	22.5	58,982,107	23.7
90.01% to 95.00%	134,922,918	54.0	133,466,114	53.5	131,889,655	53.0
95.01% and above	45,485,189	18.2	44,689,423	17.9	43,537,675	17.5
Total	$250,062,714	100.0%	$249,720,234	100.0%	$248,808,341	100.0%

Weighted average LTV	93%		93%		93%

Risk in Force	September 30, 2026		June 30, 2026		September 30, 2025
($ in thousands)
85.00% and below	$1,801,180	2.6%	$1,788,794	2.6%	$1,696,592	2.5%
85.01% to 90.00%	13,278,285	19.3	13,776,656	20.1	14,526,528	21.3
90.01% to 95.00%	39,792,077	58.0	39,355,100	57.5	38,895,352	57.0
95.01% and above	13,808,608	20.1	13,545,322	19.8	13,144,105	19.2
Total	$68,680,150	100.0%	$68,465,872	100.0%	$68,262,577	100.0%

Portfolio by Loan Amortization Period
Insurance in Force	September 30, 2026		June 30, 2026		September 30, 2025
($ in thousands)
FRM 30 years and higher	$241,446,072	96.5%	$241,429,013	96.7%	$242,770,621	97.6%
FRM 20-25 years	1,792,255	0.7	1,733,836	0.6	1,070,635	0.4
FRM 15 years	2,403,233	1.0	2,385,701	1.0	1,664,866	0.7
ARM 5 years and higher	4,421,154	1.8	4,171,684	1.7	3,302,219	1.3
Total	$250,062,714	100.0%	$249,720,234	100.0%	$248,808,341	100.0%

(1) Beginning in the second quarter of 2026, a de minimis amount of active policies were submitted with a VantageScore credit score rather than a FICO credit score.

													Exhibit I

Essent Group Ltd. and Subsidiaries
Supplemental Information
Mortgage Insurance - Vintage Data
September 30, 2026

					Insurance in Force
Year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	Number of Policies in Force	Weighted Average Coupon	% Purchase	>90% LTV	>95% LTV	Credit Score < 700	Credit Score >= 760	Incurred Loss Ratio (Inception to Date) (1)	Number of Loans in Default	Percentage of Loans in Default

2010 - 2016	$121,811,826	$2,295,990	1.9%	12,647	4.19%	71.3%	52.4%	3.3%	12.8%	45.9%	2.1%	531	4.20%
2017	43,858,322	1,846,233	4.2	12,005	4.39	87.8	75.5	33.3	24.5	33.3	2.7	711	5.92
2018	47,508,525	3,105,809	6.5	18,723	4.85	95.0	85.4	33.2	23.3	30.3	3.6	1,035	5.53
2019	63,569,183	6,767,027	10.6	35,531	4.29	91.1	85.2	31.5	20.8	32.3	3.3	1,471	4.14
2020	107,944,065	20,915,074	19.4	90,422	3.25	80.7	82.0	19.7	11.8	42.8	2.6	2,322	2.57
2021	84,218,250	34,888,102	41.4	124,463	3.12	94.2	77.0	20.1	13.8	39.4	6.3	3,697	2.97
2022	63,061,262	40,794,863	64.7	122,277	5.09	98.6	69.1	12.3	12.5	39.3	21.3	4,024	3.29
2023	47,666,852	30,664,387	64.3	91,165	6.56	98.9	74.4	20.1	11.3	37.7	25.9	3,526	3.87
2024	45,561,332	33,606,078	73.8	94,086	6.66	95.2	74.2	21.6	12.7	41.4	26.9	2,965	3.15
2025	46,563,546	39,119,720	84.0	102,753	6.54	87.3	65.8	16.0	10.5	49.3	21.4	1,427	1.39
2026 (through September 30)	37,349,324	36,059,431	96.5	91,606	6.29	85.0	65.7	16.0	11.4	49.8	10.0	210	0.23
Total	$709,112,487	$250,062,714	35.3	795,678	5.41	91.8	72.1	18.2	12.5	42.5	7.2	21,919	2.75

(1) Incurred loss ratio is calculated by dividing the sum of case reserves and cumulative amount paid for claims by cumulative premiums earned, excluding the impact of any outward reinsurance.

Essent Group Ltd. and Subsidiaries	Exhibit J
Supplemental Information
Mortgage Insurance - Outward Reinsurance Vintage Data
September 30, 2026

($ in thousands)
Insurance Linked Notes (1)
									Earned Premiums Ceded (3)
Deal Name	Vintage	Remaining Insurance in Force	Remaining Risk in Force	Original Reinsurance in Force	Remaining Reinsurance in Force	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (4)
Radnor Re 2021-2	Apr. 2021 - Sep. 2021	$20,877,708	$5,977,329	$439,407	$148,357	$—	$279,415	$266,363	$2,150	$6,856	$126,021
Radnor Re 2022-1	Oct. 2021 - Jul. 2022	21,630,695	6,069,846	237,868	103,940	—	303,761	281,216	2,343	7,430	103,940
Radnor Re 2023-1	Aug. 2022 - Jun. 2023	22,010,726	6,079,835	281,462	171,531	—	281,463	258,439	2,543	7,892	171,531
Radnor Re 2024-1	Jul. 2023 - Jul. 2024	21,023,421	5,835,276	363,366	179,151	—	256,495	248,378	2,022	6,581	132,572
Total		$85,542,550	$23,962,286	$1,322,103	$602,979	$—	$1,121,134	$1,054,396	$9,058	$28,759	$534,064

Excess of Loss Reinsurance (2)
									Earned Premiums Ceded (3)
Deal Name	Vintage	Remaining Insurance in Force	Remaining Risk in Force	Original Reinsurance in Force	Remaining Reinsurance in Force	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (4)
XOL 2020-1	Jan. 2019 - Aug. 2019	$3,931,249	$1,049,217	$55,102	$29,152	$—	$215,605	$209,436	$252	$747	$—
XOL 2022-1	Oct. 2021 - Dec. 2022	49,283,081	13,714,841	141,992	125,560	—	507,114	446,220	1,255	4,187	121,074
XOL 2023-1	Jan. 2023 - Dec. 2023	27,740,342	7,730,197	36,627	29,762	—	366,270	343,895	322	1,099	28,617
XOL 2024-1	Jan. 2024 - Dec. 2024	31,121,953	8,588,331	58,005	58,005	—	331,456	324,933	630	1,925	55,883
XOL 2025-1	Jan. 2025 - Dec. 2025	39,061,433	10,378,090	80,821	80,821	—	343,234	342,687	725	2,168	77,925
XOL 2026-1	Jan. 2026 - Dec. 2026	35,992,643	9,683,655	67,786	67,786	—	292,776	292,776	658	658	65,194
Total		$187,130,701	$51,144,331	$440,333	$391,086	$—	$2,056,455	$1,959,947	$3,842	$10,784	$348,693

Quota Share Reinsurance (2)
						Losses Ceded		Ceding Commission		Earned Premiums Ceded
Year	Ceding Percentage	Remaining Insurance in Force	Remaining Risk in Force	Remaining Ceded Insurance in Force	Remaining Ceded Risk in Force	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (4)
Sep. 2019 - Dec. 2020	(5)	$23,723,294	$6,666,375	$4,964,996	$1,371,811	$30	$(131)	$1,523	$4,998	$2,467	$7,318	$91,704
Jan. 2022 - Dec. 2022	20%	40,751,991	11,289,862	8,150,398	2,257,972	2,918	6,683	1,480	4,606	5,360	14,596	171,255
Jan. 2023 - Dec. 2023	17.5%	27,665,432	7,711,596	4,841,451	1,349,529	1,545	5,665	1,015	3,179	3,676	12,340	110,238
Jan. 2024 - Dec. 2024	15%	33,409,852	9,203,928	5,011,478	1,380,589	2,624	5,982	1,069	3,329	4,923	13,139	115,158
Jan. 2025 - Dec. 2025	25%	39,085,883	10,384,805	9,771,471	2,596,201	3,759	7,591	1,722	5,321	6,944	17,434	185,801
Jan. 2026 - Dec. 2026	25%	36,022,283	9,691,505	9,005,571	2,422,876	886	1,141	1,254	2,089	3,206	5,006	161,268
Total		$200,658,735	$54,948,071	$41,745,365	$11,378,978	$11,762	$26,931	$8,063	$23,522	$26,576	$69,833	$835,424

(1) Reinsurance provided by unaffiliated special purpose insurers through the issuance of mortgage insurance-linked notes ("ILNs").
(2) Reinsurance provided by panels of reinsurers.
(3) Excludes $79 and $1,855 of ceded premium for the three and nine months ended September 30, 2026, respectively, related to terminated transactions Radnor Re 2021-1 and XOL 2019-1.
(4) Represents the reduction in Essent Guaranty, Inc.'s Minimum Required Assets based on our interpretation of the PMIERs.
(5) Under QSR-2019, Essent Guaranty cedes 36% of premiums on singles policies and 18% on all other policies.

			Exhibit K

Essent Group Ltd. and Subsidiaries
Supplemental Information
Mortgage Insurance - Geographic Data

IIF by State
	September 30, 2026	June 30, 2026	September 30, 2025
FL	12.1%	12.1%	12.0%
CA	11.8	11.9	12.2
TX	11.5	11.5	11.3
AZ	4.3	4.2	4.0
GA	4.0	3.9	3.8
CO	3.9	3.9	4.0
WA	3.3	3.4	3.4
NC	3.3	3.3	3.1
MI	2.7	2.6	2.6
OH	2.7	2.6	2.6
All Others	40.4	40.6	41.0
Total	100.0%	100.0%	100.0%

Gross RIF by State
	September 30, 2026	June 30, 2026	September 30, 2025
FL	12.4%	12.4%	12.2%
CA	11.8	12.0	12.2
TX	11.7	11.7	11.6
AZ	4.3	4.3	4.0
GA	4.0	4.0	3.9
CO	3.8	3.9	3.9
WA	3.3	3.4	3.4
NC	3.3	3.3	3.1
MI	2.7	2.6	2.6
UT	2.6	2.6	2.6
All Others	40.1	39.8	40.5
Total	100.0%	100.0%	100.0%

					Exhibit L
Essent Group Ltd. and Subsidiaries
Supplemental Information
Mortgage Insurance
Rollforward of Defaults and Reserve for Losses and LAE

Rollforward of Insured Loans in Default
	Three Months Ended
	2026			2025
	September 30	June 30	March 31	December 31	September 30
Beginning default inventory	20,278	20,332	20,210	18,583	17,255
Plus: new defaults (A)	12,034	9,846	11,100	11,245	10,357
Less: cures	(9,869)	(9,559)	(10,708)	(9,357)	(8,713)
Less: claims paid	(494)	(316)	(239)	(235)	(296)
Less: rescissions and denials, net	(30)	(25)	(31)	(26)	(20)
Ending default inventory	21,919	20,278	20,332	20,210	18,583

(A) New defaults remaining as of September 30, 2026	9,027	4,081	2,648	1,999	1,288
Cure rate (1)	25%	59%	76%	82%	88%

Total amount paid for claims (in thousands)	$23,560	$17,283	$13,671	$13,171	$16,456
Average amount paid per claim (in thousands)	$48	$55	$57	$56	$56
Severity	70%	85%	84%	80%	78%

Rollforward of Reserve for Losses and LAE
	Three Months Ended
	2026			2025
($ in thousands)	September 30	June 30	March 31	December 31	September 30
Reserve for losses and LAE at beginning of period	$475,011	$458,901	$429,610	$379,548	$345,952
Less: Reinsurance recoverables	65,718	61,591	56,120	47,957	41,966
Net reserve for losses and LAE at beginning of period	409,293	397,310	373,490	331,591	303,986
Add provision for losses and LAE occurring in:
Current period	81,343	58,393	62,792	67,865	62,349
Prior years	(29,634)	(29,002)	(25,172)	(12,705)	(18,179)
Incurred losses and LAE during the period	51,709	29,391	37,620	55,160	44,170
Deduct payments for losses and LAE occurring in:
Current period	764	260	88	2,649	552
Prior years	22,938	17,148	13,712	10,612	16,013
Loss and LAE payments during the period	23,702	17,408	13,800	13,261	16,565
Net reserve for losses and LAE at end of period	437,300	409,293	397,310	373,490	331,591
Plus: Reinsurance recoverables	73,720	65,718	61,591	56,120	47,957
Reserve for losses and LAE at end of period	$511,020	$475,011	$458,901	$429,610	$379,548

(1) The cure rate is calculated by dividing new defaults remaining as of the reporting date by the original number of new defaults reported in the quarterly period and subtracting that percentage from 100%.

					Exhibit M
Essent Group Ltd. and Subsidiaries
Supplemental Information
Mortgage Insurance
Detail of Reserves by Default Delinquency

	September 30, 2026
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Two payments	7,346	33%	$43,796	9%	$588,252	7%
Three payments	3,115	14	33,868	7	258,361	13
Four to eleven payments	7,826	36	194,284	41	696,836	28
Twelve or more payments	3,067	14	158,867	34	267,293	59
Pending claims	565	3	41,415	9	45,792	90
Total case reserves	21,919	100%	472,230	100%	$1,856,534	25%
IBNR			35,417
LAE			3,373
Total reserves for losses and LAE			$511,020

Average reserve per default:
Case			$21.5
Total			$23.3

Default Rate	2.75%
3+ Month Default Rate	1.83%

	December 31, 2025
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Two payments	6,892	34%	$40,876	10%	$545,198	7%
Three payments	3,002	15	32,458	8	246,194	13
Four to eleven payments	7,261	36	163,087	41	615,449	26
Twelve or more payments	2,742	13	139,036	35	224,248	62
Pending claims	313	2	21,360	6	23,797	90
Total case reserves	20,210	100%	396,817	100%	$1,654,886	24%
IBNR			29,761
LAE			3,032
Total reserves for losses and LAE			$429,610

Average reserve per default:
Case			$19.6
Total			$21.3

Default Rate	2.50%
3+ Month Default Rate	1.65%

	September 30, 2025
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Two payments	6,444	35%	$36,672	10%	$503,842	7%
Three payments	2,658	14	27,789	8	215,321	13
Four to eleven payments	6,683	36	143,173	41	559,663	26
Twelve or more payments	2,551	14	125,475	36	206,735	61
Pending claims	247	1	17,365	5	19,537	89
Total case reserves	18,583	100%	350,474	100%	$1,505,098	23%
IBNR			26,287
LAE			2,787
Total reserves for losses and LAE			$379,548

Average reserve per default:
Case			$18.9
Total			$20.4

Default Rate	2.29%
3+ Month Default Rate	1.49%

					Exhibit N

Essent Group Ltd. and Subsidiaries
Supplemental Information
U.S. Mortgage Insurance Company Capital

	2026			2025
	September 30	June 30	March 31	December 31	September 30
($ in thousands)
Essent Guaranty, Inc:
Statutory capital	$3,716,901	$3,678,202	$3,682,476	$3,572,887	$3,732,465
Net risk in force (1)	$30,369,106	$31,118,806	$31,785,517	$32,486,788	$33,367,706

Risk-to-capital ratio (2)	8.2:1	8.5:1	8.6:1	9.1:1	8.9:1

Essent Guaranty, Inc. PMIERs Data (3):
Available Assets	$3,710,693	$3,599,092	$3,635,459	$3,520,454	$3,666,883
Minimum Required Assets	2,095,037	2,092,922	2,084,042	2,087,473	2,065,890
PMIERs excess Available Assets	$1,615,656	$1,506,170	$1,551,417	$1,432,981	$1,600,993
PMIERs sufficiency ratio (4)	177%	172%	174%	169%	177%

(1) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.
(2) The risk-to-capital ratio is calculated as the ratio of net risk in force to statutory capital.
(3) Data is based on our interpretation of the PMIERs as of the dates indicated.
(4) PMIERs sufficiency ratio is calculated by dividing Available Assets by Minimum Required Assets.

							Exhibit O

Essent Group Ltd. and Subsidiaries
Supplemental Information
Reinsurance

	Three Months Ended					Nine Months Ended
	2026			2025		2026	2025
($ in thousands)	September 30	June 30	March 31	December 31	September 30	September 30	September 30
Net Premiums Written:
Mortgage	$15,190	$13,700	$13,236	$15,117	$18,338	$42,126	$48,440
Non-mortgage	66,378	65,475	156,365	633	359	288,218	817
Total	$81,568	$79,175	$169,601	$15,750	$18,697	$330,344	$49,257

Net Premiums Earned:
Mortgage	$13,388	$12,716	$12,264	$14,063	$15,945	$38,368	$45,096
Non-mortgage	50,656	30,923	17,046	633	359	98,625	817
Total	$64,044	$43,639	$29,310	$14,696	$16,304	$136,993	$45,913

	2026			2025
	September 30	June 30	March 31	December 31	September 30
($ in thousands)
Reserve for losses and LAE	$57,533	$27,739	$10,076	$359	$153

Mortgage Reinsurance Statistics:
Reinsured risk in force	$1,969,364	$2,051,720	$2,084,380	$2,166,605	$2,184,981
Weighted average credit score	751	751	751	751	751
Weighted average LTV	83%	83%	83%	83%	83%

Essent Reinsurance Ltd. Capital:
Stockholder's equity (GAAP basis)	$1,650,165	$1,634,429	$1,660,416	$1,695,390	$1,722,135

				Exhibit P
Essent Group Ltd. and Subsidiaries
Supplemental Information
Cash & Investments

Cash & Investments by Asset Class
Asset Class	September 30, 2026		December 31, 2025
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$317,844	4.9%	$369,712	5.6%
U.S. agency mortgage-backed securities	1,125,165	17.3	1,174,895	17.8
Municipal debt securities	563,350	8.7	610,411	9.2
Non-U.S. government securities	42,169	0.7	56,024	0.8
Corporate debt securities	1,933,530	29.7	1,980,080	30.0
Residential and commercial mortgage securities	457,485	7.1	464,105	7.0
Asset-backed securities	928,298	14.3	800,366	12.1
Money market funds	504,142	7.8	648,492	9.8
Total investments available for sale	$5,871,983	90.5%	$6,104,085	92.3%
Other invested assets	451,948	7.0	382,513	5.8
Cash	160,670	2.5	123,049	1.9
Total cash and investments	$6,484,601	100.0%	$6,609,647	100.0%

Investments Available for Sale by Credit Rating
Rating (1)	September 30, 2026		December 31, 2025
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$885,775	16.5%	$846,230	15.5%
Aa1	1,688,499	31.5	1,799,508	32.9
Aa2	344,479	6.4	300,026	5.5
Aa3	310,745	5.8	319,848	5.9
A1	518,103	9.6	545,918	10.0
A2	500,477	9.3	511,146	9.4
A3	470,541	8.8	494,434	9.1
Baa1	249,968	4.7	244,424	4.5
Baa2	211,681	3.9	208,247	3.8
Baa3	125,643	2.3	122,596	2.2
Below Baa3	61,930	1.2	63,216	1.2
Total (2)	$5,367,841	100.0%	$5,455,593	100.0%

(1) Based on ratings issued by Moody's, if available. S&P or Fitch rating utilized if Moody's not available.
(2) Excludes $504,142 and $648,492 of money market funds at September 30, 2026 and December 31, 2025, respectively.

Investments Available for Sale by Duration and Book Yield
Effective Duration	September 30, 2026		December 31, 2025
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$1,473,942	25.1%	$1,549,327	25.4%
1 to < 2 Years	450,967	7.7	527,914	8.6
2 to < 3 Years	455,107	7.7	532,211	8.7
3 to < 4 Years	505,434	8.6	571,255	9.4
4 to < 5 Years	662,994	11.3	536,135	8.8
5 or more Years	2,323,539	39.6	2,387,243	39.1
Total investments available for sale	$5,871,983	100.0%	$6,104,085	100.0%

Pre-tax investment yield (3)	Three Months Ended September 30, 2026	Nine Months Ended September 30, 2026
Yield on cash and investments available for sale	4.06%	3.94%
Return on other invested assets	9.65%	13.01%
Aggregate yield on total cash and investments	4.42%	4.49%

(3) Yield on cash and investments available for sale is calculated as the annualized gross investment income earned divided by the average amortized cost of cash and investments available for sale. Return on other invested assets is calculated as annualized income (loss) from other invested assets divided by the average balance of other invested assets. The aggregate yield is calculated as the sum of the numerators in the calculations described above divided by the sum of denominators in the calculations described above.

Exhibit Q
Essent Group Ltd. and Subsidiaries
Supplemental Information
Book Value Per Share Inclusive of Common Dividends & Reconciliation of Non-GAAP Financial Measures

Management believes Book Value Per Share Inclusive of Common Dividends provides investors with useful supplemental information because it reflects both changes in GAAP book value per share and cash dividends distributed to common shareholders. Management uses this measure as an additional indicator of per-share capital generation and capital return. Because dividends paid to common shareholders reduce GAAP book value per share, management believes this measure helps investors evaluate the combined effect of retained capital growth and capital distributed to shareholders during the period.

The following table sets forth the reconciliation of Book Value per Share Inclusive of Common Dividends to the most comparable GAAP amount as of September 30, 2026, as well as the 12-month growth in Book Value per Share Inclusive of Common Dividends in accordance with Regulation G.

(In thousands, except per share amounts)	September 30, 2026	September 30, 2025

Total Stockholders' Equity (Book Value)	$5,555,065	$5,738,974
Total Common Shares Outstanding	88,769	97,497
Book Value per Share	$62.58	$58.86
12-Month Growth in Book Value per Share	6.3%

Book Value per Share	$62.58	$58.86
Common Dividends Paid per Share 12-Months Ended September 30, 2026	1.36
Book Value Per Share Inclusive of Common Dividends	$63.94
12-Month Growth in Book Value Per Share Inclusive of Common Dividends	8.6%